Courageous Patients.

Bold Effort.™

November 2016

Audentes Corporate Overview

NASDAQ: BOLD

Exhibit 99.1

AUDENTES THERAPEUTICS C 2 ORPORATE PRESENTATION

Safe Harbor

Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe” and similar expressions and variations thereof. Forward-looking statements include statements regarding the Company’s business strategy; potential growth opportunities; clinical development activities; the timing and results of Investigational New Drug application and Clinical Trial Authorisation submissions; the timing and results of preclinical studies and clinical trials; the nature and timing of potential regulatory approvals; and the likelihood of future commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Certain information contained in this presentation may be derived from information provided by industry sources. We believe such information is accurate and that the sources from which it has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified, such information.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

AUDENTES THERAPEUTICS C 3 ORPORATE PRESENTATION

Audentes Therapeutics Developing gene therapy products to transform the lives of rare disease patients with limited or no treatment options

Rare disease and AAV gene therapy strategic focus

Internal manufacturing provides core strategic advantage

Focused selection criteria for current and future programs

Proven management team and leading life sciences investors

Preliminary clinical data from lead programs expected in 2017

AUDENTES THERAPEUTICS C 4 ORPORATE PRESENTATION

Matthew Patterson President and Chief Executive Officer

Natalie Holles

Senior VP and Chief Operating Officer

Thomas Soloway Senior VP and Chief Financial Officer

Suyash Prasad, M.D. Senior VP and Chief Medical Officer

John Gray, Ph.D.

Senior VP, Research and Development

Mary Newman

Senior VP, Regulatory Affairs

David Nagler

Senior VP, Human Resources and Corporate Affairs

Audentes Therapeutics Leadership Team with Outstanding Experience

85 employees based in San Francisco Bay Area as of September 30, 2016

AAV Gene Therapy
Gaining momentum as a therapeutic modality

- Multiple 2017 Sector Catalysts
  - Hemophilia A&B
  - Choroideremia
  - Parkinson's
  - Spinal Muscular Atrophy
  - MPS IIIA
  - Sanfilippo B
- AAV9-SMN for SMA Type 1
  - A devastating rare disease affecting infants
  - Disease state, dose and ROA comparable to Audentes approaches to XLMTM and Pompe
  - Compelling proof-of-concept for treating neuromuscular disease with systemic AAV gene therapy
  - Encouraging safety and efficacy demonstrated in ongoing Phase 1/2 study
  - FDA has indicated potential for ongoing Phase 1/2 study to suffice for marketing approval

Bloomberg
Spark Surges After Gene Therapy Helps 3 Hemophilia Patients

THE WALL STREET JOURNAL.
Gene Therapy for Visually Impaired Shows Promise
Spark to seek FDA approval for treatment, which could make it first gene therapy to reach U.S. market

SMA NEWS TODAY



AveXis Releases Favorable Data in Ongoing Phase 1 Test of SMA Gene Therapy, AVXS-101

The NEW ENGLAND JOURNAL of MEDICINE
Long-Term Safety and Efficacy of Factor IX Gene Therapy in Hemophilia B

FierceBiotech
BioMarin says hemophilia A gene therapy data 'encouraging'

THE WALL STREET JOURNAL.
Pfizer to Buy Gene-Therapy Company Bamboo Therapeutics

5 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AUDENTES THERAPEUTICS C 6 ORPORATE PRESENTATION

Focused Approach to Product Candidate Selection

VALUE DRIVERS

AUDENTES APPROACH

High-value targets

Serious life-threatening rare diseases with limited or no treatment options

Monogenic diseases with well-understood biology

High potential for meaningful clinical benefits

Leading AAV science

Well-characterized vector capsids which penetrate target tissues

Optimized expression constructs

In-house process science and manufacturing

Reduced development risk

Proof-of-concept in robust animal models

Clear clinical efficacy measures

Opportunities for expedited development through established regulatory pathways

AUDENTES THERAPEUTICS C 7 ORPORATE PRESENTATION

Robust Pipeline

AT132

AT342

AT982

AT307

AT982 (Investigator Sponsored)

Internal cGMP manufacturing capability

- Internal cGMP manufacturing capability is a significant advantage in AAV field
  - Superior control over timelines, costs, and intellectual property
  - Opportunity for rapid addition of new programs
- Audentes facility established and on-line
  - 38,000 square foot cGMP manufacturing facility in South San Francisco
  - 2 x 500L bioreactor scale in first GMP suite
  - In-house QC lab for critical release assays
  - Additional capacity (~5,000L) possible in existing lease footprint
  - Planned to be capable of commercial production





8 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AUDENTES THERAPEUTICS C 9 ORPORATE PRESENTATION

Audentes cGMP Manufacturing

Leadership Position in AAV Production

Mammalian cell-based production

Natural host for AAV

Significant regulatory history with HEK293

Robust, industrial scale suspension culture system

Initial capacity adequate for clinical needs

Facility qualified for cGMP manufacturing

Production at 2x500L scale on-going to supply clinical trials

Significant investment in bioanalytics

Essential for ongoing process and product characterization

Facilitates regulatory process related to future improvements

Continued process improvements, scale-up, and expansion

Robust process development research team focusing on next-generation mammalian production systems to optimize process yield and product quality

Larger scale bioreactors

Additional production suites

AUDENTES THERAPEUTICS C 10 ORPORATE PRESENTATION

AT132 X-LINKED MYOTUBULAR MYOPATHY

XLMTM

A Fatal Disease with No Treatment Options



Serious, life-threatening rare disease	➤ Significant impairment of respiratory and neuromuscular function ➤ Estimated 50% mortality by 18 months ➤ Incidence: 1 in 50K newborn males
Monogenic, well-understood biology	➤ MTM1 gene encodes myotubularin, enzyme required for normal development and function of skeletal muscle
Target for AAV gene therapy	➤ AAV8 effectively penetrates skeletal muscle ➤ Muscle tissue is otherwise healthy
Clear clinical measures	➤ Respiratory function measured by maximum inspiratory pressure (MIP) ➤ Neuromuscular function as measured by validated scales ➤ Muscle biopsy

Hnia, Beggs, et al. J Clin Invest. 2011, Joshua Frase Foundation. McEntagart, 2002

11
AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AUDENTES THERAPEUTICS C 12 ORPORATE PRESENTATION

A single treatment with AT132 Results In Dramatic Improvement & Survival in XLMTM Mouse and Dog Models

M. K. Childers et al., Sci Transl Med, 2014; Buj-Bello, et al. Human Molecular Genetics, 2008; Note: vector dosing numbers have been adjusted from publication as a result of improvements in titration methodology

Normal Mice + Placebo MTM + Placebo MTM + AT132 Prototype

P ? 0.001

P ? 0.001

XLMTM Canine Model

MTM1 KO Mouse Model

Weeks of age

Normal (n=13)

XLMTM (n=2)

XLMTM+AT132 (n=3)

0

50

100

150

0

50

100

Percent survival

Untreated MTM1 KO Mice + Placebo, n = 10

MTM1 KO + AT132 (5 weeks), n = 11

MTM1 KO + AT132 (3 weeks), n = 8

Normal Mice + Placebo, n = 10

P ? 0.001

Single injection of 3 x 1014 vg/kg AT132 in 3 week and 5 week old MTM1 KO mice

Single injection of

2.5 x 1014 vg/kg AT132

AUDENTES THERAPEUTICS C 13 ORPORATE PRESENTATION

Treatment with AT132 Results in Dramatic Improvement and Survival in XLMTM Dogs

*Dogs 3, 4 and 5, the three dogs treated in the proof-of-concept canine study, achieved a statistically significant improvement in survival.

AUDENTES THERAPEUTICS C 14 ORPORATE PRESENTATION

AT132 Improves Survival, Neuromuscular and Respiratory Outcomes in a Dose Dependent Manner in XLMTM Dogs

Systemic Delivery Dose-Escalation Study in XLMTM Canine Model

Mack, D., et. al. ASGCT, 2015

n=19

Infusion of AT132 in week 10

AT132 treated dogs assessed over 45 weeks

Arm

n

Normal

6

XLMTM + Placebo

4

XLMTM 5.0 x 1013 vg/kg

3

XLMTM 2.5 x 1014 vg/kg

3

XLMTM 8.0 x 1014 vg/kg

3

Measure

Dose Dependent Improvement?

Survival

Limb Strength

Respiratory Function

Gait

Neurological Assessment

Histology

Vector Copy Number

Transgene Expression (% of normal)

10%-40% at mid-dose

100% at high-dose

AUDENTES THERAPEUTICS C 15 ORPORATE PRESENTATION

AT132 Clinical Development Planned Path to Phase 1/2 Data

RECENSUS Retrospective Chart Review (n=120)

XLMTM natural history

Historical control for ASPIRO

INCEPTUS

Clinical Assessment and Phase 1/2 Run-in Study (n=12 to 15)

Ongoing, prospective evaluation of disease presentation

Longitudinal baseline and within-patient control for ASPIRO

Facilitate enrollment and other operational aspects of ASPIRO

ASPIRO

Phase 1/2 Study (n=9)

Open-label, dose escalation, safety and preliminary efficacy study

Key efficacy measures:

- CHOP-INTEND (neuromuscular)

- Mean Inspiratory Pressure (respiratory)

Primary analysis at 12 months with interim evaluations

Preliminary data expected Q4:17

AT132 for XLMTM

Opportunity Summary

Compelling Market Potential

Devastating rare Path to Approval disease, no therapies approved or in development Robust    IND/CTA planned Q1:17 Preclinical POC    Functional, survival Preliminary clinical data and QOL benefits to Consistent significant expected Q4:17 support value story impact on muscle function and survival Orphan Drug Designation Rare disease drug across two models of granted in United States pricing disease and E.U.

Clear dose- Potential for expedited dependent efficacy development & review

Strong safety profile

16 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AUDENTES THERAPEUTICS C 17 ORPORATE PRESENTATION

AT342 CRIGLER-NAJJAR SYNDROME

Crigler-Najjar Syndrome
A Rare Disease that Leads to Neurological Damage and Death



Serious, life-threatening rare disease	➤ Significant bilirubin accumulation that can lead to irreversible neurological damage and death ➤ Current treatments: > 12 hours/day of phototherapy, liver transplant ➤ Estimated incidence of 1 in 1 million newborns
Monogenic , well-understood biology	➤ UGT1A1 gene encodes enzyme required for bilirubin metabolism and excretion
Target for AAV gene therapy	➤ AAV8 effectively penetrates the liver ➤ Liver tissue is otherwise healthy
Clear clinical measures	➤ Serum bilirubin ➤ Time on phototherapy

Bortolussi et. al, Human Gene Therapy, 2014; Orphanet.com

18
AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AUDENTES THERAPEUTICS C 19 ORPORATE PRESENTATION

0.0

2.0

4.0

6.0

8.0

10.0

12.0

14.0

-10

0

10

20

30

40

50

60

2.5 x E12 GC/kg (n=5)

2.5 x E13 GC/kg (n=5)

Vehicle Control (n=5)

2.5 x 1012 vg/kg (n=5)

2.5 x 1013 vg/kg (n=5)

Vehicle

AT342 Rapidly Reduces Bilirubin Levels in a Crigler-Najjar Mouse Model

In a previously reported study of 4-day old mice treated with a single injection of AAV8-UGT1A1:

–

Bilirubin levels were reduced below the level at which neurological damage is observed, and the treatment effect was maintained for the 17-month duration of the study

–

Results suggested that 5-8% of normal UGT1A1 expression in the liver is sufficient to maintain life-long low bilirubin levels in the mouse model

A single tail vein injection of AT342 in a knockout mouse model rapidly reduced and normalized bilirubin levels for the duration of the study

Total Bilirubin Levels (mg/dL)

Days

AT342 Development Plan
Planned Path to Phase 1/2 Data

Clinical Assessment and Phase 1/2 Run-in Study *(n=12 to 15)*	• Prospective evaluation of disease presentation • Longitudinal baseline and within-patient control for Phase 1/2 clinical study • Facilitate enrollment and other operational aspects of Phase 1/2 clinical study

Phase 1/2 Clinical Study *(n=9)*	• Open-label, dose escalation, safety and efficacy study
	• Key efficacy measures:
	  - Serum bilirubin
	  - Time on phototherapy
	• Primary analysis at 12 months with interim evaluations
	• Preliminary data expected in Q4:17

20 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AT342 for Crigler-Najjar

Opportunity Summary

Compelling Market Potential

Path to Approval Devastating disease, current therapies suboptimal, highly Robust burdensome Preclinical POC IND/CTA planned Q4:16     Measurable clinical Preliminary clinical data and QOL benefits to Rapid, significant and expected Q4:17 support value story durable reductions in bilirubin in mouse model Orphan Drug Designation Rare disease drug granted in United States pricing Established safety track and E.U. record for liver-directed AAV8 therapies    Potential for expedited development & review

21 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AUDENTES THERAPEUTICS C 22 ORPORATE PRESENTATION

AT982 POMPE DISEASE

Pompe Disease
A Rare, Severe, Progressive Neuromuscular Disease

Serious, life-threatening rare disease	➤ Severe muscle weakness, respiratory failure, and in infants, increased cardiac mass and heart failure ➤ Spectrum of disease from severe (infantile/early-onset) to more attenuated (juvenile/late-onset) ➤ Estimated incidence of 1 in 40K
Monogenic, well-understood biology	➤ Gene encodes lysosomal enzyme acid alpha-glucosidase (GAA), deficiency leads to accumulation of lysosomal glycogen
Target for AAV gene therapy	➤ Efficacy of ERT limited by poor cellular uptake, no neuronal exposure, and immune reaction to exogenous GAA ➤ AAV9 penetrates the heart, muscle and motoneurons
Clear clinical measures	➤ Respiratory function by MIP ➤ Neuromuscular function as measured by validated scales ➤ Muscle biopsy



Lipinksi, Shawn. Molecular Genetics and Metabolism, 2012; Lacana, et al., Amer. J. Medical Genetics, 2012; International Pompe Association, Pompe Community and United Pompe Foundation

23 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AUDENTES THERAPEUTICS C 24 ORPORATE PRESENTATION

P $ 0.0001

P $ 0.05

P $ 0.001

P $ 0.01

P $ 0.05

P $ 0.001

P $ 0.001

P $ 0.001

P $ 0.001

P $ 0.01

P $ 0.01

Treatment with AT982 Results In Significant Improvement in Pompe KO Mice

Falk et al, Molecular Therapy–Methods & Clinical Development,2015

GAA Activity

Total Respiratory Cycle Time Improved (3 mo)

PR Interval Restored to Normal (3 mo)

P $ 0.01

Single injection of 5 x 1012 vg/kg AT982 versus repeated bi-weekly ERT 20 mg/kg

AT982 Program Overview
Leadership in AAV Gene Therapy for Pompe Disease

AT982 Program

	Intramuscular	Systemic	Intrathecal
Sponsor	Univ. of Florida	**Audentes**	Audentes
Status	IND Ready	**IND Enabling**	Proof-of-concept
Target	Tibialis Anterior Muscle	**Skeletal Muscle, Heart, CNS, PNS, Spinal Cord**	CNS, PNS, Spinal Cord
Key Clinical Objectives	GAA Activity in muscle	**Improve muscle function & respiratory capability**	Improve respiratory capability & muscle function
Manufacturing	Completed	**Robust large-scale internal manufacturing**	Robust large-scale internal manufacturing

- ✓ BOLD holds exclusive global rights to AAV8 & AAV9 for Pompe Disease
- ✓ Orphan Drug Designation granted for AT982 by FDA & EMA

25 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AT982 for Pompe

Opportunity Summary

Compelling Market Potential

Path to Approval Devastating disease, current therapies Robust suboptimal and Robust development costly

Preclinical POC

plan to evaluate multiple routes of administration Opportunity for clear Significant, durable differentiation from GAA activity Orphan Drug ERT

Designation granted in

Improvement in United States and E.U. Rare disease drug cardiac & respiratory pricing function Potential for expedited development & review    Clear improvement over ERT in Pompe mouse model

26 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AT307
CATECHOLAMINERGIC POLYMORPHIC VENTRICULAR TACHYCARDIA (CPVT)

27 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

CASQ2-CPVT
A Life-Threatening Inherited Arrhythmia

Serious, life-threatening rare disease	➤ Ventricular arrhythmias and sudden death in response to stress and/or exercise ➤ Prevalence estimated at > 6,000 in addressable markets with mortality of 30-50% by age 30
Monogenic , well-understood biology	➤ Autosomal recessive form (CASQ2) : gene encodes calsequestrin 2, essential for normal calcium homeostasis in cardiac myocytes
Target for AAV gene therapy	➤ AAV9 vector capsid effectively penetrates heart tissue ➤ Heart tissue is otherwise healthy
Clear clinical measures	➤ Electrocardiogram during exercise stress test ➤ Episodes of VT and/or syncope



Cerrone et al., *Circulation Cardiovascular Genetics, 2012*; Napolitano et al., *Circulation, 2012*; Priori et al. *Europace, 2013*; GeneReviews: http://www.ncbi.nlm.nih.gov/books/NBK1289/

28 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AT307 Prototype Prevents VT in Newborn Mice and Reverses VT in Adult Mice

- A single administration of an AT307 prototype achieved:
  - Near normal levels of CASQ2 protein expression
  - Reduction in pre-arrhythmic events and ventricular tachycardia to normal levels in both newborn and adult mice

Newborn Mice



6 months
9 months
12 months
Animals with VT (%)
100
80
60
40
20
0
0/9
8/9
1/10
0/9
9/10
0/8
0/6
8/8
0/8
7/8
Normal
CPVT
CPVT + AT307 Prototype
CPVT + Control

Adult Mice



Resting
Epinephrine 2mg/kg
P < 0.001
P < 0.05
Animals with VT (%)
100
80
60
40
20
0
5/9
0/13
2/3
9/9
2/13
3/3
CPVT
CPVT + AT307 Prototype
CPVT + Control

Denegri et al., Circulation, 2014

29 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AT307 for CASQ2-CPVT

Opportunity Summary

Compelling Market Potential

Path to Approval Devastating disease, current therapies suboptimal

Robust

Proof-of-Concept IND/CTA planned in 2017 Measurable clinical and QOL benefits to Significant, durable Clear efficacy measures support value story for Phase 1/2 study CASQ2 expression    Rare disease drug    Orphan Drug pricing    Reduction in ventricular Designation granted in tachycardia in newborn United States and E.U. and adult disease model mice Potential for expedited development & review

30 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AUDENTES THERAPEUTICS C 31 ORPORATE PRESENTATION

FINANCIAL OVERVIEW

AUDENTES THERAPEUTICS C 32 ORPORATE PRESENTATION

Financial Summary

$85M IPO in July 2016 with leading life sciences investors (NASDAQ: BOLD)

September 30, 2016 cash balance: $119.2M

Funded to achieve key development milestones, including:

–

Preliminary data readouts from clinical studies in XLMTM, Crigler-Najjar and Pompe

–

Advance AT307 (CASQ2-CPVT) through an IND/CTA filing

2015 YE

(Audited)

Q1:16

(Unaudited)

Q2:16

(Unaudited)

Q3:16

(Unaudited)

R&D Expense

$20.2M

$ 7.9M

$11.7M

$12.5M

G&A Expense

$ 6.5M

$ 2.6M

$ 2.5M

$2.9M

Loss from Ops.

$(26.7M)

$(10.5M)

$(14.2M)

$(15.5M)

AUDENTES THERAPEUTICS C 33 ORPORATE PRESENTATION

Audentes Highlights

Focus

Expertise

Leadership

Manufacturing

Catalysts

Industry-leading AAV gene therapy company

Compelling pipeline of rare disease product candidates

Internal cGMP manufacturing established

Future capacity expansion to support commercial production

Proven management team with over 100 years of combined rare disease and gene therapy expertise

Leading life sciences investors

INDs/CTAs for 3 programs expected to be filed by Q1:17

Preliminary clinical data from 3 programs expected Q4:17

Courageous Patients.

Bold Effort.™

November 2016

Audentes Corporate Overview

NASDAQ: BOLD